SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):                       19-Jun-02

CSFB Mortgage Backed Pass Through Certificates
Series 2002-AR17
(Exact name of registrant as specified in its charter)

Delaware                    333-77054-04                  13-3320910
(State or Other             (Commission                   (I.R.S. Employer
Jurisdiction                File Number)                  Identification No.)
of Incorporation)


            11 Madison Avenue
            New York, New York                                     10010
            (Address of Principal                         (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code        212-325-2000


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No. 1

CSFB Mortgage Backed Pass Through Certificates
Series 2002-AR17

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Class       Beg Bal         Prin          Int
Class 1-A-1  $66,394,229.97 $5,274,150.02     $241,782.93
Class 1-X    $66,394,229.97         $0.00     $117,099.35
Class 2-A-1 $295,106,845.31 $21,026,002.44  $1,329,221.84
Class 2-X   $295,106,845.31         $0.00     $282,810.73
Class C-B-1   $5,373,996.53     $5,866.71      $29,298.98
Class C-B-2   $2,495,212.51     $2,723.99      $13,603.88
Class C-B-3   $1,150,714.50     $1,256.22       $6,273.68
Class C-B-4   $1,151,713.38     $1,257.31       $6,279.13
Class C-B-5     $383,571.50       $418.74       $2,091.23
Class C-B-6     $384,812.11       $420.09       $2,098.00
Class 2-R             $0.00         $0.00           $0.00

                     PPIS       Prin Loss     End Bal
Class 1-A-1           $2.72         $0.00  $61,120,079.95
Class 1-X             $0.00         $0.00  $61,120,079.95
Class 2-A-1           $0.21         $0.00 $274,080,842.87
Class 2-X             $0.00         $0.00 $274,080,842.87
Class C-B-1           $0.04         $0.00   $5,368,129.82
Class C-B-2           $0.02         $0.00   $2,492,488.52
Class C-B-3           $0.01         $0.00   $1,149,458.28
Class C-B-4           $0.01         $0.00   $1,150,456.07
Class C-B-5           $0.00         $0.00     $383,152.76
Class C-B-6           $0.00         $0.00     $384,392.02
Class 2-R             $0.00         $0.00           $0.00

            Beginning
            Current Prin        Principal
Class       Amount              Distribution
Class 1-A-1      964.8921664    76.6480165
Class 1-X        964.8921664     0.0000000
Class 2-A-1      969.1458359    69.0504576
Class 2-X        969.1456767     0.0000000
Class C-B-1      998.8841134     1.0904665
Class C-B-2      998.8841113     1.0904684
Class C-B-3      998.8841146     1.0904688
Class C-B-4      998.8841110     1.0904683
Class C-B-5      998.8841146     1.0904688
Class C-B-6      998.8841040     1.0904574
Class 2-R          0.0000000     0.0000000

                            Ending
            Interest        Current Prin       Interest
            Distribution    Amount             Rate
Class 1-A-1        3.5137761   888.2441499     0.043700000
Class 1-X          1.7017781   888.2441499     0.021164372
Class 2-A-1        4.3652319   900.0953783     0.054050473
Class 2-X          0.9287646   900.0952305     0.011500000
Class C-B-1        5.4459071   997.7936468     0.065423989
Class C-B-2        5.4459087   997.7936429     0.065423989
Class C-B-3        5.4459028   997.7936458     0.065423989
Class C-B-4        5.4459063   997.7936427     0.065423989
Class C-B-5        5.4459115   997.7936458     0.065423989
Class C-B-6        5.4459275   997.7936466     0.065423989
Class 2-R          0.0000000     0.0000000     0.054050473

i,ii,v,ix)  Monthly Advances
            Principal       Interest      Total           Unreimbursed
Group U-1    18660.1      71465.66        90125.76             0
Group U-2   79487.93     430301.51       509789.44             0

iii)  Number and aggregate Stated Principal Balance of the Mortgage Loans
       Number of Loans   Ending Sched  Sched Prin  Principal Prepayment
Group U-1      194   63134473.79         82281.9    5194293.86
Group U-2      783   282994527.2       324272.49   20711247.26

iv) Servicing Fees
            Servicing Fee   Additional Servicing Fee
Group U-1          21378.46       7126.15
Group U-2          95009.28      31669.80

vi) Delinquency Information for all Mortgage Loans
                          Group U-1               Group U-2
                  Count    Scheduled Bal     Count         Scheduled Balance
1 Month Delinquent   1       239034.13             4   1512215.45
2 Month Delinquent   0               0             0            0
3 Months or More Del 0               0             0            0

vi) Mortgage Loans in Foreclosure Proc    Count           Outstanding Balance
              Group U-1                   0             0
              Group U-2                   0             0

Mortgage Loans in Bankruptcy Proceedings
            Count           Outstanding Balance
Group U-1                  0             0
Group U-2                  0             0

vii) Mortgage Loans as to which the Mortg Prop is an REO Prop
            Count           Book Value
Group U-1                  0             0
Group U-2                  0             0

x) Tax on prohibited transactions (Section 860F of the Code)
            Provided on the Trust Tax Return

xiii)  Number and agg Stated Prin Bal of Substitutions and Purchases
                      Group U-1     Group U-2
Number of Substitutions     0               0
Principal Balance of Subs   0               0
Number of Purchases         0               0
Purchase Price              0               0

xi,xiv) Cumulative Interest Shortfalls
                            Class 1-A-1                  0
                            Class 1-X                    0
                            Class 2-A-1                  0
                            Class 2-X                    0
                            Class C-B-1                  0
                            Class C-B-2                  0
                            Class C-B-3                  0
                            Class C-B-4                  0
                            Class C-B-5                  0
                            Class C-B-6                  0
                            Class 2-R                    0
                            Total                        0

xv)   Realized Losses:
                 Current       Cumulative      Prior 3 Years
  Group U-1         0.00            0.00          0.00
  Group U-2         0.00            0.00          0.00

                 Gross Coupon  Net Coupon      Gross Margin  Net Margin
  Group U-1       6.9864373%      6.4864372%    2.8809042%   2.5059042%
  Group U-2       7.0550468%      6.5550473%    2.9108868%   2.5358868%


                            Beginning                      Current Period
            Original        Current Prin   Principal       Pass-Through
Class       Face Value      Amount         Distribution    Rate
Class W     23715875.46    7866483.95       278458.68      0.081054005


      Class Accrued    Class Net   Real. Loss of  Certificate  Ending
      Interest         PPIS        Principal      Interest     Current Principal
Class Distributed (1)  Allocation                 Shortfall    Amount
Class W   53134.16879     0            0          0.00         7588025.27

                  Beginning                                 Ending
                  Curr Prin     Principal      Interest     Current Prin
Class       Cusip Amount        Distribution   Distrib      Amount
Class W     N/A   331.6969666   11.74144638    2.240447285  319.9555202
            **Reimbursement Information not provided by Servicer**
i,ii,v,ix)  Monthly Advances Principal Interest Total   Unreimbursed
            Class W Loans     7558.82  42427.2  49986.02


            Number of Loans Ending Sched Bal Sched Prin Prin Prep
Class W Fixed      22          9143009.05          9615.63     268843.05


iv) Servicing Fee                                            2700.023968
     Additional Servicing Fee                                737.1912073

vi) Delinquency Information for all Mortgage Loans
                            Count         Balance
1 Month Delinquent                      7       3,507,128
2 Month Delinquent                      0               0
3 Month Delinquent                      1         626,316

vi) Mortg Loans in Forecl Proceedings/Mortg Loans in Bankruptcy Proceedings
            Count           Outstanding Bal Count    Outstanding Bal
Class W Loan3               1,150,438     2           525,365

vii) Mortgage Loans as to which the Mortgaged Property is an REO Property
            Count           Book Value
Class W Loan0               0

x) Tax on prohibited transactions (Section 860F of the Code)
                            Provided on the Trust Tax Return
xiii)  Number and agg Stated Prin Bal of Subs and Purchases

            Number     Prin Bal  Number
            of Subs    of Subs   of Purch    Purchase Price
Class W Loan 0               0             0               0

xi,xiv) Cumulative Interest Shortfalls
Class W     0
xv)   Realized Losses:
            Current         Cumulative    Prior 3 Years
Class W Loan 0               0             0

            Gross Coupon    Net Coupon    Gross Margin    Net Margin

Class W       7.20542305%    6.76762946%  2.174872623%    1.799872623%

                       Begin                     Current Period Class Accrued
            Original   Current Prin   Principal  Pass-Through   Interest
Class       Face Value Amount         Distrib    Rate           Distributed (1)
Class V   391384576.2   385809530.7      6441002.78   0.067276473   2162992.04

            Class Net       Realized Loss Certificate     Ending
            PPIS            Principal     Interest        Current Principal
Class       Allocation                    Shortfall       Amount
Class V           0             0               0     379368528


                 Beginning                                Ending
                 Current Prin  Principal     Interest     Current Principal
Class      Cusip Amount        Distribution  Distrib      Amount
Class V     N/A  985.7555822   16.4569663    5.526513235  969.2986159

            **Reimbursement Information not provided by Servicer**
i,ii,v,ix)  Monthly Advances  Principal Interest   Total       Unreimbursed
            Class V Loans     190964.2  947430.21  1138394.41

iii)  Number and aggregate Stated Prin Bal of the Mortg Loans
            Number of Loans   Ending Sched Bal   Sched Prin   Prin Prep
Class V Loan  1105            379368528          436232.93    6004769.85


iv) Servicing Fee                              80376.92212

vi) Delinquency Information for all Mortgage Loans
                            Count         Balance
1 Month Delinquent                      0               0
2 Months Delinquent                     0               0
3 Months Delinquent                     0               0


vi) Mortg Loans in Forecl Proceedings /Mortg Loans in Bankruptcy Proceedings
          Count    Outstanding Balance    Count   Outstanding Balance
Class V Loan 0             0                 0            0


vii) Mortgage Loans as to which the Mortgaged Property is an REO Property

                                          Count           Book Value
                            Class V Loans                0             0

x) Tax on prohibited transactions (Section 860F of the Code)
                                          Provided on the Trust Tax Return
xiii)  Number and agg Stated Prin Bal of Subs and Purchases

            Number      Principal Bal   Number
            of Subs     of Subs         of Purchases    Purchase Price
Class V Loan   0             0               0             0

xi,xiv) Cumulative Interest Shortfalls
Class V                              0.00

xv)   Realized Losses:      Current       Cumulative      Prior 3 Years
Class V Loan               0             0               0

            Gross Coupon    Net Coupon    Gross Margin    Net Margin
Class V Loan    6.977647103%  6.727647301%    0.000000000%  0.000000000%

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Credit Suisse First Boston
Mortgage-Backed Pass-Through Certificates, Series 2002-AR17

   19-Jun-02                Name:         Barbara Grosse
                            Title:        Trust Officer
                                          Bank One